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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): AUGUST 15, 2002

                              MED DIVERSIFIED, INC.
             (Exact name of registrant as specified in its charter)

               NEVADA                                      84-1037630
   (State or other jurisdiction of                      (I.R.S. employer
    incorporation or organization)                    identification number)

                         COMMISSION FILE NUMBER: 1-15587

                        200 BRICKSTONE SQUARE, SUITE 403
                                ANDOVER, MA 01810
              (Address of principal executive offices and zip code)

       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (978) 323-2500

                                 NOT APPLICABLE
          (Former name or former address, if changed since last report)

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ITEM 1.       CHANGES IN CONTROL OF REGISTRANT

              NOT APPLICABLE

ITEM 2.       ACQUISITION OR DISPOSITION OF ASSETS

              NOT APPLICABLE

ITEM 3.       BANKRUPTCY OR RECEIVERSHIP

              NOT APPLICABLE

ITEM 4.       CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

              NOT APPLICABLE

ITEM 5.       OTHER EVENTS AND REGULATION FD DISCLOSURE

          On August 15, 2002, Med Diversified, Inc. (the "Company") announced that it has reached an agreement to refinance its $70 million debentures help by Private Investment Bank Limited ("PIBL").

          The agreement cancels the original debentures due June 28, 2002 and replaces them with debentures totaling $57.5 million which mature June 28, 2004. Payments of principal and interest on the original debentures totaling approximately $15 million have previously been made.

          A copy of the Amendment Agreement between the Company and PIBL dated June 28, 2002 is attached hereto as Exhibit 10.1. Exhibits associated with the Amendment Agreement are listed separately as Exhibits 10.2 through 10.25.

          A copy of the Company's press release describing these events is attached hereto as Exhibit 99.1.

ITEM 6.       RESIGNATIONS OF REGISTRANT'S DIRECTORS

              NOT APPLICABLE

ITEM 7.       FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND
              EXHIBITS.

              (a)   FINANCIAL STATEMENTS

                    NOT APPLICABLE

              (b)   PRO FORMA FINANCIAL INFORMATION

                    NOT APPLICABLE

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              (c)   EXHIBIT INDEX

10.1      Form of Amendment Agreement dated June 28, 2002.

10.2 Short Form Convertible Debenture for the amount of $25, 000,000 by and between Private Investment Bank Limited and the Registrant, dated as of December 28, 2001.(1)

10.3 Short Form Convertible Debenture for the amount of $15,000,000 by and between Private Investment Bank Limited and the Registrant, dated as of December 28, 2001.(2)

10.4 Short Form Convertible Debenture for the amount of $12,500,000 by and between Private Investment Bank Limited and the Registrant, dated as of December 28, 2001.(3)

10.5 Short Form Convertible Debenture for the amount of $12,500,000 by and between Private Investment Bank Limited and the Registrant, dated as of December 28, 2001.(4)

10.6 Short Form Convertible Debenture for the amount of $5,000,000 up to $20,000,000 by and between Private Investment Bank Limited and the Registrant, dated as of December 28, 2001.(5)

10.7 $4,107,142.86 Amended and Restated Short Form Debenture dated as of June 28, 2002.

10.8 $10,267,857.14 Amended and Restated Short Form Debenture dated as of June 28, 2002.

10.9 $10,267,857.14 Amended and Restated Short Form Debenture dated as of June 28, 2002.

10.10 $12,321,428.57 Amended and Restated Short Form Debenture dated as of June 28, 2002.

10.11 $20,535,714.29 Amended and Restated Short Form Debenture dated as of June 28, 2002.

10.12 $12,500,000 Amended and Restated Short Form Debenture dated as of June 28, 2002.

10.13     Form of Debenture Purchase and Subordination Agreement.

10.14     Form of ARL Security Agreement.

10.15     Form of ARL Control Agreement.

10.16     Form of Med Security Agreement.

10.17     Form of Med Security Interest Assignment Agreement.

----------
(1) Incorporated by reference to Exhibit 10.1 to the Registrant's Form 8-K filed on April 12, 2002.
(2) Incorporated by reference to Exhibit 10.1 to the Registrant's Form 8-K filed on April 12, 2002.
(3) Incorporated by reference to Exhibit 10.1 to the Registrant's Form 8-K filed on April 12, 2002.
(4) Incorporated by reference to Exhibit 10.1 to the Registrant's Form 8-K filed on April 12, 2002.
(5) Incorporated by reference to Exhibit 10.1 to the Registrant's Form 8-K filed on April 12, 2002.

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10.18     Form of Med Control Agreement.

10.19     Form of Med Subsidiaries Pledge and Security Agreement.

10.20     Form of Med Subsidiaries Collateral Agency Agreement.

10.21     Form of Mortgage.

10.22     Form of ARL Guaranty.

10.23     Form of ARL Operating Agreement.

10.24     Form of Manatt, Phelps & Phillips LLP Legal Opinion.

10.25     Form of Forbearance and Tolling Agreement.

 99.1     Press Release dated August 15, 2002.


ITEM 8.       CHANGE IN FISCAL YEAR

              NOT APPLICABLE

ITEM 9.       REGULATION FD DISCLOSURE

              NOT APPLICABLE

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                                   SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             MED DIVERSIFIED, INC.
                                             (Registrant)


Date: August 15, 2002                        By: /s/ Frank Magliochetti
                                                 -------------------------------
                                                     Frank Magliochetti,
                                                     Chief Executive Officer

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